UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2020
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor
New York,	New York	10174
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01	Regulation FD Disclosure.

On May 13, 2020, two wholly-owned subsidiaries of OUTFRONT Media Inc. (the “Company”) commenced a private offering (the “Offering”) of $400.0 million in aggregate principal amount of Senior Notes due 2025 (the “Notes”) to qualified institutional buyers and non-U.S. persons pursuant to Rule 144A and Regulation S, as applicable, under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Offering, the Company provided potential investors with a preliminary offering memorandum, dated May 13, 2020 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum discloses that, (i) on May 13, 2020, the Company expects to use $43.0 million of cash on hand to reduce outstanding borrowings under its accounts receivable securitization facility (the “AR Facility”) to $75.0 million based on the size of the Company’s eligible accounts receivable used as collateral for the AR Facility and the Company’s structured repurchase facility for the most recent fiscal month, and (ii) given the uncertainty surrounding the severity and duration of the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s accounts receivable, additional repayments of outstanding borrowings under the AR Facility may be required during the second or third quarter of 2020.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes and will not constitute an offer, solicitation or sale of the Notes in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to this Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

OUTFRONT Media Inc. (the “Company,” “we,” “our” and “us”) has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “would,” “may,” “might,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “projects,” “predicts,” “estimates” “forecast" or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to the Offering, and the Company’s capital resources, portfolio performance and results of operations, including but not limited to the impact of the COVID-19 pandemic on the Company’s capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the Company’s ability to consummate the Offering on favorable terms, or at all; the severity and duration of the novel coronavirus (COVID-19) and any other pandemics, and the impact on our business, financial condition and results of operations; declines in advertising and general economic conditions, including declines caused by the COVID-19 pandemic; competition; government regulation; our ability to implement our digital display platform and deploy digital advertising displays to our transit franchise partners, including the impact of the COVID-19 pandemic; taxes, fees and registration requirements; our ability to obtain and renew key municipal contracts on favorable terms; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; environmental, health and safety laws and regulations; seasonal variations; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; dependence on our management team and other key employees; the ability of our board of directors to cause us to issue additional shares of stock without stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of us; our rights and the rights of our stockholders to take action against our directors and officers are limited; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; cash available for distributions; hedging transactions; diverse risks in our Canadian business; experiencing a cybersecurity incident; changes in regulations and consumer concerns regarding privacy, information security and data, or any failure or perceived failure to comply with these regulations or our internal policies; asset impairment charges for our long-lived assets and goodwill; our failure to remain qualified to be taxed as a real estate investment trust (“REIT”); REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; REIT ownership limits; complying with REIT requirements may limit our ability to hedge effectively; failure to meet the REIT income tests as a result of receiving non-qualifying income; the Internal Revenue Service may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; establishing operating partnerships as part of our REIT structure; and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and in our Quarterly Report on Form 10-Q for the period ended March 31, 2020, filed with the SEC on May 8, 2020. All forward-looking statements in this Current Report on Form 8-K apply as of the date of this report or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: May 13, 2020